Exhibit 99(b)
Page 1 of 13

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME
FOR THREE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		THREE MONTHS ENDED

		(9)	Amounts	(9)		Percent of Sales
		February 2,		January 27,	% Over	February 2,	January 27,
		2020		2019	(Under)	2020	2019

Net sales		$71,998		77,226	(6.8)%	100.0%	100.0%
Cost of sales		59,614	(4)	63,103	(5.5)%	82.8%	81.7%
Gross profit		12,384		14,123	(12.3)%	17.2%	18.3%

Selling, general and
administrative expenses		9,952	(5)	10,038	(0.9)%	13.8%	13.0%
Asset impairments	(1)	13,639		-	100.0%	18.9%	0.0%
Reversal of contingent consideration - earn-out obligation	(2)	(6,081)		-	100.0%	(8.4)%	0.0%
Restructuring credit	(3)	(35)	(6)	(214)	(83.6)%	(0.0)%	(0.3)%
(Loss) income from operations		(5,091)		4,299	(218.4)%	(7.1)%	5.6%

Interest expense		8		-	100.0%	0.0%	0.0%
Interest income		(242)		(251)	(3.6)%	(0.3)%	(0.3)%
Other expense		267		288	(7.3)%	0.4%	0.4%
(Loss) income before income taxes		(5,124)		4,262	(220.2)%	(7.1)%	5.5%

Income tax (benefit) expense *		(973)	(7)	1,225	(179.4)%	19.0%	28.7%

Loss (income) from investment in unconsolidated joint venture		56		(23)	(343.5)%	0.1%	(0.0)%
Net (loss) income		(4,207)		3,060	(237.5)%	(5.8)%	4.0%
Net loss attributable to non-controlling interest		4,149	(8)	94	N.M	5.8%	0.1%
Net (loss) income attributable to Culp Inc. common shareholders		$(58)		3,154	(101.8)%	(0.1)%	4.1%

Net (loss) income attributable to Culp Inc. common shareholders per share - basic		$0.00		$0.25	(100.0)%
Net (loss) income attributable to Culp Inc. common shareholders per share - diluted		$0.00		$0.25	(100.0)%
Average shares outstanding-basic		12,409		12,438	(0.2)%
Average shares outstanding-diluted		12,409		12,465	(0.4)%

* Percent of sales column for income tax (benefit) expense is calculated as a % of income before income taxes.

Notes

(1)
During the three-month period ending February 2, 2020, our home accessories segment incurred asset impairment charges totaling $13.6 million of which $11.2 million and $2.4 million pertained to this segment's goodwill and tradename, respectively.

(2)
During the three-month period ending February 2, 2020, we recorded a reversal of $6.1 million that pertained to a contingent earn-out obligation associated with the purchase of our 80% ownership interest in eLuxury, LLC.

(3)	The $35 restructuring credit pertains to employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(4)
Cost of sales for the three-month period ending January 27, 2019, includes a $514 restructuring related charge for operating costs associated with our closed upholstery fabrics facility located in Anderson, SC.

(5)
Selling, general, and administrative expenses for the three-months ending January 27, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics facility.

(6)
The $214 restructuring credit represents a $362 gain on sale of the building and land associated with our closed Anderson, SC upholstery fabrics facility, partially offset by a $148 charge for employee termination benefits.

(7)
During the three-months ending January 27, 2019, we recorded an income tax benefit of $593 related to provisional adjustments in connection with the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017.

(8)	During the three-month period ending February 2, 2020, the net loss attributable to non-controlling interest included its proportionate share of asset impairments totaling $4.1 million.

(9)
See page 8 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods February 2, 2020 and January 27, 2019, which exclude certain charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME
FOR NINE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		NINE MONTHS ENDED

		(10)	Amounts	(10)		Percent of Sales
		February 2,		January 27,	% Over	February 2,	January 27,
		2020		2019	(Under)	2020	2019

Net sales		$219,465		225,705	(2.8)%	100.0%	100.0%
Cost of sales		179,612	(4) (5)	187,697	(4.3)%	81.8%	83.2%
Gross profit		39,853		38,008	4.9%	18.2%	16.8%

Selling, general and
administrative expenses		30,783	(5) (6)	28,174	9.3%	14.0%	12.5%
Asset impairments	(1)	13,639		-	100.0%	6.2%	0.0%
Reversal of contingent consideration - earn-out obligation	(2)	(6,081)		-	100.0%	(2.8)%	0.0%
Restructuring credit	(3)	(70)	(7)	(825)	(91.5)%	(0.0)%	(0.4)%
Income from operations		1,582		10,659	(85.2)%	0.7%	4.7%

Interest expense		47		38	23.7%	0.0%	0.0%
Interest income		(732)		(552)	32.6%	(0.3)%	(0.2)%
Other expense		441		688	(35.9)%	0.2%	0.3%
Income before income taxes		1,826		10,485	(82.6)%	0.8%	4.6%

Income tax expense *		2,607	(8)	3,407	(23.5)%	142.8%	32.5%

Loss from investment in unconsolidated joint venture		60		109	(45.0)%	0.0%	0.0%
Net (loss) income		(841)		6,969	(112.1)%	(0.4)%	3.1%
Net loss attributable to non-controlling interest		4,421	(9)	75	N.M.	2.0%	0.0%
Net income attributable to Culp Inc. common shareholders		$3,580		7,044	(49.2)%	1.6%	3.1%

Net income attributable to Culp Inc. common shareholders per share - basic		$0.29		$0.56	(48.2)%
Net income attributable to Culp Inc. common shareholders per share - diluted		$0.29		$0.56	(48.2)%
Average shares outstanding-basic		12,405		12,488	(0.7)%
Average shares outstanding-diluted		12,421		12,593	(1.4)%

* Percent of sales column for income tax expense is calculated as a % of income before income taxes.

Notes

(1)
During the nine-month period ending February 2, 2020, our home accessories segment incurred asset impairment charges totaling $13.6 million of which $11.2 million and $2.4 million pertained to this segment's goodwill and tradename, respectively.

(2)
During the nine-month period ending February 2, 2020, we recorded a reversal of $6.1 million that pertained to a contingent earn-out obligation associated with the purchase of our 80% ownership interest in eLuxury, LLC.

(3)	The $70 restructuring credit pertains to employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(4)
Cost of sales for the nine-month period ending January 27, 2019, includes restructuring related charges totaling $2.3 million, of which $1.6 million pertains to inventory markdowns and $784 pertains to operating costs associated with our closed upholstery fabrics facility located in Anderson, SC.

(5)
During the nine-month period ending January 27, 2019, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(6)
Selling, general, and administrative expenses for the nine-months ending January 27, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge, respectively, associated with our closed Anderson, SC upholstery fabrics facility.

(7)
The $825 restructuring credit represents a $1.5 million gain on sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics facility, partially offset by a charge of $661 for employee termination benefits.

(8)
During the nine-month period ending January 27, 2019, we recorded an income tax benefit of $593 related to provisional adjustments in connection with the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017.

(9)	During the three-month period ending February 2, 2020, the net loss attributable to non-controlling interest included its proportionate share of asset impairments totaling $4.1 million.

(10)
See page 9 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the nine-month periods February 2, 2020 and January 27, 2019, which exclude certain charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
FEBRUARY 2, 2020, JANUARY 27, 2019, AND APRIL 28, 2019
Unaudited
(Amounts in Thousands)

	Amounts
	(Condensed)		Increase
	February 2,	January 27,	(Decrease)		* April 28,
	2020	2019	Dollars	Percent	2019

Current assets
Cash and cash equivalents	$21,872	26,418	(4,546)	(17.2)%	40,008
Short-term investments - Held-To-Maturity	3,171	13,544	(10,373)	(76.6)%	5,001
Short-term investments - Available for Sale	7,580	-	7,580	100.0%	-
Accounts receivable	26,614	26,142	472	1.8%	23,751
Inventories	57,575	55,415	2,160	3.9%	50,860
Current income taxes receivable	776	-	776	100.0%	776
Assets held for sale	67	-	67	100.0%	-
Other current assets	3,219	2,954	265	9.0%	2,849
Total current assets	120,874	124,473	(3,599)	(2.9)%	123,245

Property, plant & equipment, net	46,380	50,129	(3,749)	(7.5)%	48,389
Goodwill	16,011	27,222	(11,211)	(41.2)%	27,222
Intangible assets	7,738	10,542	(2,804)	(26.6)%	10,448
Long-term investments - Rabbi Trust	7,804	6,834	970	14.2%	7,081
Long-term investments - Held-To-Maturity	2,224	-	2,224	100.0%	-
Right of use asset	5,524	-	5,524	100.0%	-
Noncurrent income taxes receivable	733	-	733	100.0%	733
Deferred income taxes	920	3,224	(2,304)	(71.5)%	457
Investment in unconsolidated joint venture	1,668	1,512	156	10.3%	1,508
Other assets	464	972	(508)	(52.3)%	643

Total assets	$210,340	224,908	(14,568)	(6.5)%	219,726

Current liabilities
Accounts payable - trade	$21,835	28,401	(6,566)	(23.1)%	24,377
Accounts payable - capital expenditures	177	91	86	94.5%	78
Operating lease liability - current	2,227	-	2,227	100.0%	-
Deferred revenue	398	492	(94)	(19.1)%	399
Accrued expenses	7,742	9,740	(1,998)	(20.5)%	9,192
Accrued restructuring costs	-	228	(228)	(100.0)%	124
Income taxes payable - current	455	642	(187)	(29.1)%	1,022
Total current liabilities	32,834	39,594	(6,760)	(17.1)%	35,192

Accrued expenses - long-term	233	-	233	100.0%	333
Subordinated loan payable	925	-	925	100.0%	675
Operating lease liability - long-term	3,160	-	3,160	100.0%	-
Contingent consideration - Earn-Out Obligation	-	5,781	(5,781)	(100.0)%	5,856
Income taxes payable - long-term	3,442	3,294	148	4.5%	3,249
Deferred income taxes	2,013	2,225	(212)	(9.5)%	3,176
Deferred compensation	7,637	6,782	855	12.6%	6,998

Total liabilities	50,244	57,676	(7,432)	(12.9)%	55,479

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	159,843	162,775	(2,932)	(1.8)%	159,933
Non-controlling interest	253	4,457	(4,204)	(94.3)%	4,314
	160,096	167,232	(7,136)	(4.3)%	164,247

Total liabilities and
shareholders' equity	$210,340	224,908	(14,568)	(6.5)%	219,726

Shares outstanding	12,361	12,368	(7)	(0.1)%	12,391

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
FEBRUARY 2, 2020, JANUARY 27, 2019, AND APRIL 28, 2019
Unaudited
(Amounts in Thousands)

		Amounts
	February 2,	January 27,	April 28,
	2020	2019	2019*

Cash and cash equivalents	$21,872	$26,418	$40,008

Short-term investments - Available for Sale	7,580	-	-

Short-term investments - Held-To-Maturity	3,171	13,544	5,001

Long-term investments - Held-To-Maturity	2,224	-	-

Total Cash and Investments	$34,847	$39,962	$45,009

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED
	Amounts
	February 2,	January 27,
	2020	2019

Cash flows from operating activities:
Net (loss) income	$(841)	6,969
Adjustments to reconcile net (loss) income to net cash (used in)
provided by operating activities:
Depreciation	5,880	6,087
Amortization	530	592
Asset impairments	13,639	-
Reversal of contingent consideration - earn-out obligation	(6,081)	-
Stock-based compensation	831	373
Deferred income taxes	(1,626)	(1,691)
Realized loss on sale of short-term investments (Available for Sale)	-	94
Gain on sale of equipment	(276)	(1,456)
Loss from investment in unconsolidated joint venture	60	109
Foreign currency exchange (gain) loss	(15)	12
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable	(2,885)	(38)
Inventories	(7,016)	(658)
Other current assets	(527)	(43)
Other assets	159	6
Accounts payable	(2,475)	486
Deferred revenue	(1)	(317)
Accrued expenses and deferred compensation	542	(1,513)
Accrued restructuring costs	(124)	228
Income taxes	(293)	(1,155)
Net cash (used in) provided by operating activities	(519)	8,085

Cash flows from investing activities:
Net cash paid for acquisition of businesses	-	(12,096)
Capital expenditures	(4,072)	(2,954)
Proceeds from the sale of property, plant, and equipment	672	1,894
Investment in unconsolidated joint venture	-	(120)
Proceeds from the sale of short-term investments (Held to Maturity)	5,000	17,150
Purchase of short-term and long-term investments (Held to Maturity)	(5,397)	-
Proceeds from the sale of short-term investments (Available for Sale)	-	2,458
Purchase of short-term investments (Available for Sale)	(7,532)	(10)
Proceeds from the sale of long-term investments (Rabbi Trust)	-	1,233
Purchase of long-term investments (Rabbi Trust)	(707)	(795)
Net cash (used in) provided by investing activities	(12,036)	6,760

Cash flows from financing activities:
Proceeds from line of credit	-	12,000
Payments on line of credit	-	(12,000)
Payments on vendor-financed capital expenditures	-	(1,412)
Proceeds from subordinated loan payable	250	-
Cash paid for acquisition of businesses	(1,532)	-
Dividends paid	(3,786)	(3,493)
Common stock surrendered for withholding taxes payable	(51)	(1,303)
Capital contribution from non-controlling interest	360	-
Common stock repurchased	(728)	(3,316)
Payments of debt issuance costs	-	(50)
Net cash used in financing activities	(5,487)	(9,574)

Effect of exchange rate changes on cash and cash equivalents	(94)	(81)

Increase (decrease) in cash and cash equivalents	(18,136)	5,190

Cash and cash equivalents at beginning of period	40,008	21,228

Cash and cash equivalents at end of period	$21,872	26,418

Free Cash Flow (1)	$(4,720)	5,850

(1) Free Cash Flow reconciliation is as follows:
		FY 2020	FY 2019
A)	Net cash (used in) provided by operating activities	$(519)	8,085
B)	Minus: Capital Expenditures	(4,072)	(2,954)
C)	Plus: Proceeds from the sale of property, plant, and equipment	672	1,894
D)	Minus: Investment in unconsolidated joint venture	-	(120)
E)	Minus: Payments on vendor-financed capital expenditures	-	(1,412)
F)	Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	-	1,233
G)	Minus: Purchase of long-term investments (Rabbi Trust)	(707)	(795)
H)	Effects of exchange rate changes on cash and cash equivalents	(94)	(81)
	Free Cash Flow	$(4,720)	5,850

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
(Unaudited)
(Amounts in thousands)

		THREE MONTHS ENDED

		Amounts				Percent of Total Sales
		February 2,		January 27,	% Over	February 2,	January 27,
Net Sales by Segment		2020		2019	(Under)	2020	2019

Mattress Fabrics		$33,105		35,732	(7.4)%	46.0%	46.3%
Upholstery Fabrics		34,987		37,104	(5.7)%	48.6%	48.0%
Home Accessories		3,906		4,390	(11.0)%	5.4%	5.7%

Net Sales		$71,998		77,226	(6.8)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics		$4,614		5,963	(22.6)%	13.9%	16.7%
Upholstery Fabrics		6,906		7,624	(9.4)%	19.7%	20.5%
Home Accessories		864		1,050	(17.7)%	22.1%	23.9%
Subtotal		12,384		14,637	(15.4)%	17.2%	19.0%

Restructuring related charges		-	(1)	(514)	(100.0)%	0.0%	(0.7)%

Gross Profit		$12,384		14,123	(12.3)%	17.2%	18.3%

Selling, General and Administrative Expenses by Segment						Percent of Sales

Mattress Fabrics		$2,836		2,755	2.9%	8.6%	7.7%
Upholstery Fabrics		3,876		3,825	1.3%	11.1%	10.3%
Home Accessories		1,046		1,361	(23.1)%	26.8%	31.0%
Unallocated Corporate expenses		2,194		1,628	34.8%	3.0%	2.1%
Subtotal		9,952		9,569	4.0%	13.8%	12.4%

Other non-recurring charges		-	(1)	429	(100.0)%	0.0%	0.6%
Restructuring related charges		-	(1)	40	(100.0)%	0.0%	0.1%

Selling, General and Administrative Expenses		$9,952		10,038	(0.9)%	13.8%	13.0%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics		$1,777		3,208	(44.6)%	5.4%	9.0%
Upholstery Fabrics		3,030		3,799	(20.2)%	8.7%	10.2%
Home Accessories		(181)		(311)	(41.8)%	(4.6)%	(7.1)%
Unallocated corporate expenses		(2,194)		(1,628)	34.8%	(3.0)%	(2.1)%
Subtotal		2,432		5,068	(52.0)%	3.4%	6.6%

Asset Impairments	(1)	(13,639)		-	100.0%	(18.9)%	0.0%
Reversal of contingent consideration - earn-out obligation	(1)	6,081		-	100.0%	8.4%	0.0%
Restructuring credit (expense) and related charges	(1)	35	(1)	(340)	(110.3)%	0.0%	(0.4)%
Other non-recurring items		-	(1)	(429)	(100.0)%	0.0%	(0.6)%

Operating (loss) income		$(5,091)		4,299	(218.4)%	(7.1)%	5.6%

Depreciation Expense by Segment

Mattress Fabrics		$1,696		1,752	(3.2)%
Upholstery Fabrics		195		182	7.1%
Home Accessories		96		97	(1.0)%
Depreciation Expense		$1,987		2,031	(2.2)%

Notes

(1)	See page 8 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods February 2, 2020 and January 27, 2019 for descriptions of these charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
(Unaudited)
(Amounts in thousands)

		NINE MONTHS ENDED

		Amounts				Percent of Total Sales
		February 2,		January 27,	% Over	February 2,	January 27,
Net Sales by Segment		2020		2019	(Under)	2020	2019

Mattress Fabrics		$107,250		107,335	(0.1)%	48.9%	47.6%
Upholstery Fabrics		100,730		106,611	(5.5)%	45.9%	47.2%
Home Accessories		11,485		11,759	(2.3)%	5.2%	5.2%

Net Sales		$219,465		225,705	(2.8)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics		$16,553		17,050	(2.9)%	15.4%	15.9%
Upholstery Fabrics		20,905		20,031	4.4%	20.8%	18.8%
Home Accessories		2,395		3,435	(30.3)%	20.9%	29.2%
Subtotal		39,853		40,516	(1.6)%	18.2%	18.0%

Other non-recurring charges		-	(1)	(159)	(100.0)%	0.0%	(0.1)%
Restructuring related charges		-	(1)	(2,349)	(100.0)%	0.0%	(1.0)%

Gross Profit		$39,853		38,008	4.9%	18.2%	16.8%

Selling, General and Administrative Expenses by Segment						Percent of Sales

Mattress Fabrics		$8,860		8,141	8.8%	8.3%	7.6%
Upholstery Fabrics		11,528		10,985	4.9%	11.4%	10.3%
Home Accessories		3,462		3,690	(6.2)%	30.1%	31.4%
Unallocated Corporate expenses		6,933		4,800	44.4%	3.2%	2.1%
Subtotal		30,783		27,616	11.5%	14.0%	12.2%

Other non-recurring charges		-	(1)	518	(100.0)%	0.0%	0.2%
Restructuring related charges		-	(1)	40	(100.0)%	0.0%	0.0%

Selling, General and Administrative Expenses		$30,783		28,174	9.3%	14.0%	12.5%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics		$7,693		8,910	(13.7)%	7.2%	8.3%
Upholstery Fabrics		9,378		9,044	3.7%	9.3%	8.5%
Home Accessories		(1,068)		(254)	320.5%	(9.3)%	(2.2)%
Unallocated corporate expenses		(6,933)		(4,800)	44.4%	(3.2)%	(2.1)%
Subtotal		$9,070		12,900	(29.7)%	4.1%	5.7%

Asset Impairments	(1)	(13,639)		-	100.0%	(6.2)%	0.0%
Reversal of contingent consideration - earn-out obligation	(1)	6,081		-	100.0%	2.8%	0.0%
Other non-recurring charges		-	(1)	(678)	(100.0)%	0.0%	(0.3)%
Restructuring credit (expense) and related charges	(1)	70	(1)	(1,563)	(104.5)%	0.0%	(0.7)%

Operating income		1,582		10,659	(85.2)%	0.7%	4.7%

Return on Capital (2)

Mattress Fabrics		14.1%		19.4%
Upholstery Fabrics		53.8%		56.3%
Home Accessories		N.M.		N.M.
Unallocated Corporate		N.M.		N.M.
Consolidated		8.7%		15.7%

Capital Employed (2) (3)

Mattress Fabrics		$78,177		75,103	4.1%
Upholstery Fabrics		24,151		20,614	17.2%
Home Accessories		3,109		3,439	(9.6)%
Unallocated Corporate		24,051		30,999	(22.4)%
Consolidated		$129,488		130,155	(0.5)%

Depreciation Expense by Segment

Mattress Fabrics		$5,017		5,265	(4.7)%
Upholstery Fabrics		577		595	(3.0)%
Home Accessories		286		227	26.0%
Depreciation Expense		$5,880		6,087	(3.4)%

Notes

(1)
See page 9 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the nine-month periods February 2, 2020 and January 27, 2019 for descriptions of these charges and credits.

(2)	See pages 11 and 12 of this financial information release for calculations.

(3)	The capital employed balances are as of February 2, 2020 and January 27, 2019.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019

				THREE MONTHS ENDED (UNAUDITED)

	As Reported			February 2, 2020	As Reported			January 27, 2019
	February 2,			Adjusted	January 27,			Adjusted
	2020		Adjustments	Results	2019		Adjustments	Results

Gross Profit	12,384		-	12,384	14,123	(4)	514	14,637

Selling, general and
administrative expenses	9,952		-	9,952	10,038	(5)	(469)	9,569
Asset impairments	13,639	(1)	(13,639)	-	-		-	-
Reversal of contingent consideration - earn-out obligation	(6,081)	(2)	6,081	-	-		-	-
Restructuring credit	(35)	(3)	35	-	(214)	(6)	214	-
(Loss) income from operations	(5,091)		7,523	2,432	4,299		769	5,068

(Loss) income before income taxes	(5,124)		7,523	2,399	4,262		769	5,031

Notes

(1)
During the three-month period ending February 2, 2020, our home accessories segment incurred asset impairment charges totaling $13.6 million of which $11.2 million and $2.4 million pertained to this segment's goodwill and tradename, respectively.

(2)
During the three-month period ending February 2, 2020, we recorded a reversal of $6.1 million that pertained to a contingent earn-out obligation associated with the purchase of our 80% ownership interest in eLuxury, LLC.

(3)	The $35 restructuring credit pertains to employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(4)
Cost of sales for the three-month period ending January 27, 2019, includes a $514 restructuring related charge for operating costs associated with our closed upholstery fabrics facility located in Anderson, SC.

(5)
Selling, general, and administrative expenses for the three-months ending January 27, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge, respectively, associated with our closed Anderson, SC upholstery fabrics facility.

(6)
The $214 restructuring credit represents a $362 gain on sale of the building and land associated with our closed Anderson, SC upholstery fabrics facility, partially offset by a $148 charge for employee termination benefits.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE NINE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019

				NINE MONTHS ENDED (UNAUDITED)

	As Reported			February 2, 2020	As Reported				January 27, 2019
	February 2,			Adjusted	January 27,				Adjusted
	2020		Adjustments	Results	2019			Adjustments	Results

Gross Profit	39,853		-	39,853	38,008	(4	)(5)	2,508	40,516

Selling, general and
administrative expenses	30,783		-	30,783	28,174	(5	)(6)	(558)	27,616
Asset impairments	13,639	(1)	(13,639)	-	-			-	-
Reversal of contingent consideration - earnout obligation	(6,081)	(2)	6,081	-	-			-	-
Restructuring credit	(70)	(3)	70	-	(825)	(7)		825	-
Income from operations	1,582		7,488	9,070	10,659			2,241	12,900

Income before income taxes	1,826		7,488	9,314	10,485			2,241	12,726

Notes

(1)
 During the nine-month period ending February 2, 2020, our home accessories segment incurred asset impairment charges totaling $13.6 million of which $11.2 million and $2.4 million pertained to this segment's goodwill and tradename, respectively.

(2)
During the nine-month period ending February 2, 2020, we recorded a reversal of $6.1 million that pertained to a contingent earn-out obligation associated with the purchase of our 80% ownership interest in eLuxury, LLC.

(3)	The $70 restructuring credit pertains to employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(4)
Cost of sales for the nine-month period ending January 27, 2019, includes restructuring related charges totaling $2.3 million, of which $1.6 million pertains to inventory markdowns and $784 pertains to operating costs associated with our closed upholstery fabrics facility located in Anderson, SC.

(5)
 During the nine-month period ending January 27, 2019, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(6)
Selling, general, and administrative expenses for the nine-months ending January 27, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge, respectively, associated with our closed Anderson, SC upholstery fabrics facility.

(7)
The $825 restructuring credit represents a $1.5 million gain on sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics facility, partially offset by a charge of $661 for employee termination benefits.

CULP, INC.  FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/28/2019	8/4/2019	11/3/2019	2/2/2020	2/2/2020

Net (loss) income	$(1,511)	$1,174	$2,192	$(4,207)	$(2,352)
Income tax expense (benefit)	3,017	1,682	1,898	(973)	5,624
Interest income, net	(210)	(241)	(210)	(234)	(895)
Other non-recurring charges	500	-	-	-	500
Restructuring credit	-	(35)	-	(35)	(70)
Asset impairments	-	-	-	13,639	13,639
Reversal of contingent consideration - earn-out obligation	-	-	-	(6,081)	(6,081)
Depreciation and amortization expense	2,218	2,081	2,165	2,164	8,628
Stock based compensation	(243)	154	313	364	588
Adjusted EBITDA	$3,771	$4,815	$6,358	$4,637	$19,581

% Net Sales	5.3%	6.4%	8.8%	6.4%	6.7%

	Quarter Ended
					Trailing 12
					Months
	4/29/2018	7/29/2018	10/28/2018	1/27/2019	1/27/2019

Net income	$12,666	$965	$2,944	$3,060	$19,635
Income tax (benefit) expense	(6,217)	906	1,276	1,225	(2,810)
Interest income, net	(117)	(130)	(133)	(251)	(631)
Other non-recurring charges	-	-	248	429	677
Restructuring expense (credit) and related charges	-	2,016	(791)	340	1,565
Depreciation and amortization expense	2,096	2,160	2,287	2,232	8,775
Stock based compensation	(210)	(501)	395	479	163
Adjusted EBITDA	$8,218	$5,416	$6,226	$7,514	$27,374

% Net Sales	10.5%	7.6%	8.1%	9.7%	9.0%

% Over (Under)	-54.1%	-11.1%	2.1%	-38.3%	-28.5%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED FEBRUARY 2, 2020
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	February 2, 2020 (1)	Employed (2)	Employed (3)

Mattress Fabrics	$10,391	$73,455	14.1%
Upholstery Fabrics	11,155	20,739	53.8%
Home Accessories	(1,548)	3,722	N.M.
(less: Unallocated Corporate)	(8,970)	29,470	N.M.
Total	$11,028	$127,386	8.7%

Average Capital Employed	As of the three Months Ended February 2, 2020					As of the three Months Ended November 3, 2019					As of the three Months Ended August 4, 2019
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$88,641	42,248	7,183	72,268	210,340	$84,473	42,122	7,280	97,847	231,722	$83,056	40,456	6,414	94,521	224,447
Total liabilities (5)	(10,464)	(18,097)	(4,074)	(17,609)	(50,244)	(14,079)	(22,711)	(2,732)	(26,278)	(65,800)	(11,854)	(20,352)	(2,301)	(25,604)	(60,111)
Subtotal	$78,177	$24,151	$3,109	$54,659	$160,096	$70,394	$19,411	$4,548	$71,569	$165,922	$71,202	$20,104	$4,113	$68,917	$164,336
Less:
Cash and cash equivalents	-	-	-	(21,872)	(21,872)	-	-	-	(47,183)	(47,183)	-	-	-	(44,236)	(44,236)
Short-term investments - Held-To-Maturity	-	-	-	(3,171)	(3,171)	-	-	-	-	-	-	-	-	-	-
Short-term investments - Available for Sale	-	-	-	(7,580)	(7,580)	-	-	-	-	-	-	-	-	-	-
Current income taxes receivable	-	-	-	(776)	(776)	-	-	-	(776)	(776)	-	-	-	(776)	(776)
Long-term investments - Rabbi Trust	-	-	-	(7,804)	(7,804)	-	-	-	(7,575)	(7,575)	-	-	-	(7,347)	(7,347)
Long-term investments - Held-to Maturity	-	-	-	(2,224)	(2,224)	-	-	-	-	-	-	-	-	-	-
Noncurrent income taxes receivable	-	-	-	(733)	(733)	-	-	-	(733)	(733)	-	-	-	(733)	(733)
Deferred income taxes - non-current	-	-	-	(920)	(920)	-	-	-	(511)	(511)	-	-	-	(486)	(486)
Income taxes payable - current	-	-	-	455	455	-	-	-	1,539	1,539	-	-	-	1,116	1,116
Income taxes payable - long-term	-	-	-	3,442	3,442	-	-	-	3,442	3,442	-	-	-	3,640	3,640
Deferred income taxes - non-current	-	-	-	2,013	2,013	-	-	-	3,283	3,283	-	-	-	2,543	2,543
Subordinated loan payable	-	-	-	925	925	-	-	-	925	925	-	-	-	925	925
Deferred compensation - non-current	-	-	-	7,637	7,637	-	-	-	7,429	7,429	-	-	-	7,232	7,232

Total Capital Employed	$78,177	$24,151	$3,109	$24,051	$129,488	$70,394	$19,411	$4,548	$31,409	$125,762	$71,202	$20,104	$4,113	$30,795	$126,214

		As of the three Months Ended April 28, 2019				As of the three Months Ended January 27, 2019
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$83,393	37,529	5,618	93,186	219,726	$86,707	43,097	5,607	89,497	224,908
Total liabilities (5)	(10,996)	(18,114)	(2,215)	(24,154)	(55,479)	(11,604)	(22,483)	(2,168)	(21,421)	(57,676)

Subtotal	$72,397	$19,415	$3,403	$69,032	$164,247	$75,103	$20,614	$3,439	$68,076	$167,232
Less:
Cash and cash equivalents	-	-	-	(40,008)	(40,008)	-	-	-	(26,418)	(26,418)
Short-term investments - Held-To-Maturity	-	-	-	(5,001)	(5,001)	-	-	-	(13,544)	(13,544)
Short-term investments - Available for Sale	-	-	-	-	-	-	-	-	-	-
Current income taxes receivable	-	-	-	(776)	(776)	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	-	(7,081)	(7,081)	-	-	-	(6,834)	(6,834)
Long-term investments - Held-to Maturity	-	-	-	-	-	-	-	-	-	-
Noncurrent income taxes receivable	-	-	-	(733)	(733)	-	-	-	-	-
Deferred income taxes - non-current	-	-	-	(457)	(457)	-	-	-	(3,224)	(3,224)
Income taxes payable - current	-	-	-	1,022	1,022	-	-	-	642	642
Income taxes payable - long-term	-	-	-	3,249	3,249	-	-	-	3,294	3,294
Deferred income taxes - non-current	-	-	-	3,176	3,176	-	-	-	2,225	2,225
Subordinated loan payable	-	-	-	675	675	-	-	-	-	-
Deferred compensation - non-current	-	-	-	6,998	6,998	-	-	-	6,782	6,782

Total Capital Employed	$72,397	$19,415	$3,403	$30,096	$125,311	$75,103	$20,614	$3,439	$30,999	$130,155

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$73,455	$20,739	$3,722	$29,470	$127,386

Notes:

(1)	See reconciliation per page 13 of this financial information release.

(2)	Average capital employed was computed using the five quarterly periods ending February 2, 2020, November 3, 2019, August 4, 2019, April 28, 2019, and January 27, 2019.

(3)
Return on average capital employed represents the last twelve months operating income as of February 2, 2020, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Held-To-Maturity, short-term investments - Available for Sale, long-term investments - Rabbi Trust, long-term investments-Held-To-Maturity, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, subordinated loan payable, and noncurrent deferred compensation

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments

(5)
Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED JANUARY 27, 2019
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 27, 2019 (1)	Employed (2)	Employed (3)

Mattress Fabrics	$14,995	$77,132	19.4%
Upholstery Fabrics	11,229	19,945	56.3%
Home Accessories	(255)	1,887	N.M.
(less: Unallocated Corporate)	(6,605)	24,653	N.M.
Total	$19,364	$123,617	15.7%

Average Capital Employed		As of the three Months Ended January 27, 2019				As of the three Months Ended October 28, 2018					As of the three Months Ended July 29, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$86,707	43,097	5,607	89,497	224,908	$86,494	37,442	5,203	93,072	222,211	$93,601	37,386	4,463	90,922	226,372
Total liabilities (5)	(11,604)	(22,483)	(2,168)	(21,421)	(57,676)	(9,790)	(19,646)	(1,960)	(23,346)	(54,742)	(12,883)	(17,880)	(1,710)	(27,869)	(60,342)
Subtotal	$75,103	$20,614	$3,439	$68,076	$167,232	$76,704	$17,796	$3,243	$69,726	$167,469	$80,718	$19,506	$2,753	$63,053	$166,030
Less:
Cash and cash equivalents	-	-		(26,418)	(26,418)	-	-		(14,768)	(14,768)	-	-		(8,593)	(8,593)
Short-term investments - Available-For-Sale	-	-		-	-	-	-		-	-	-	-		-	-
Short-term investments - Held-To-Maturity	-	-		(13,544)	(13,544)	-	-		(26,719)	(26,719)	-	-		(30,756)	(30,756)
Long-term investments - Held-To-Maturity	-	-		-	-	-	-		-	-	-	-		-	-
Long-term investments - Rabbi Trust	-	-		(6,834)	(6,834)	-	-		(7,851)	(7,851)	-	-		(7,671)	(7,671)
Deferred income taxes - non-current	-	-		(3,224)	(3,224)	-	-		(3,614)	(3,614)	-	-		(3,721)	(3,721)
Deferred compensation - current	-	-		-	-	-	-		714	714	-	-		-	-
Income taxes payable - current	-	-		642	642	-	-		2,044	2,044	-	-		1,244	1,244
Income taxes payable - long-term	-	-		3,294	3,294	-	-		3,233	3,233	-	-		3,733	3,733
Deferred income taxes - non-current	-	-		2,225	2,225	-	-		2,225	2,225	-	-		2,150	2,150
Line of credit	-	-		-	-	-	-		-	-	-	-		4,000	4,000
Deferred compensation - non-current	-	-		6,782	6,782	-	-		7,120	7,120	-	-		7,679	7,679

Total Capital Employed	$75,103	$20,614	$3,439	$30,999	$130,155	$76,704	$17,796	$3,243	$32,110	$129,853	$80,718	$19,506	$2,753	$31,118	$134,095

	As of the three Months Ended April 29, 2018					As of the three Months Ended January 28, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$95,061	39,812	-	83,111	217,984	$93,827	43,458	-	79,559	216,844
Total liabilities (5)	(17,335)	(18,679)	-	(18,594)	(54,608)	(18,418)	(22,781)	-	(23,463)	(64,662)

Subtotal	$77,726	$21,133	$-	$64,517	$163,376	$75,409	$20,677	$-	$56,096	$152,182
Less:
Cash and cash equivalents	-	-		(21,228)	(21,228)	-	-		(22,428)	(22,428)
Short-term investments - Available-For-Sale	-	-		(2,451)	(2,451)	-	-		(2,472)	(2,472)
Short-term investments - Held-To-Maturity	-	-		(25,759)	(25,759)	-	-		(17,206)	(17,206)
Long-term investments - Held-To-Maturity	-	-		(5,035)	(5,035)	-	-		(13,625)	(13,625)
Long-term investments - Rabbi Trust	-	-		(7,326)	(7,326)	-	-		(7,176)	(7,176)
Deferred income taxes - non-current	-	-		(1,458)	(1,458)	-	-		(1,942)	(1,942)
Deferred compensation - current	-	-		-	-	-	-		-	-
Income taxes payable - current	-	-		1,437	1,437	-	-		1,580	1,580
Income taxes payable - long-term	-	-		3,758	3,758	-	-		10,940	10,940
Deferred income taxes - non-current	-	-		2,150	2,150	-	-		2,096	2,096
Line of credit	-	-		-	-	-	-		-	-
Deferred compensation - non-current	-	-		7,353	7,353	-	-		7,216	7,216

Total Capital Employed	$77,726	$21,133	$-	$15,958	$114,817	$75,409	$20,677	$-	$13,079	$109,165

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$77,132	$19,945	$1,887	$24,653	$123,617

Notes:

(1)	See reconciliation per page 13 of this financial information release.

(2)	Average capital employed was computed using the quarterly five periods ending January 27, 2019, October 28, 2018, July 29, 2018, April 29, 2018, and January 28, 2018.

(3)
Return on average capital employed represents the last twelve months operating income as of January 27, 2019, divided by average capital employed. Average capital employed does not include cash and cash equivalents,  short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes payable, line of credit, and current and noncurrent deferred compensation.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

(5)
Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated coporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED FEBRUARY 2, 2020 AND JANUARY 27, 2019
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/28/2019	8/4/2019	11/3/2019	2/2/2020	2/2/2020

Mattress Fabrics	$2,698	$2,623	$3,293	$1,777	$10,391
Upholstery Fabrics	1,777	2,875	3,473	3,030	11,155
Home Accessories	(479)	(538)	(350)	(181)	(1,548)
Unallocated Corporate	(2,037)	(2,306)	(2,433)	(2,194)	(8,970)
Subtotal	1,959	2,654	3,983	2,432	11,028
Asset Impairments	-	-	-	(13,639)	(13,639)
Reversal of contingent consideration - earn-out obligation	-	-	-	6,081	6,081
Restructuring credit	-	35	-	35	70

Operating income	$1,959	$2,689	$3,983	$(5,091)	$3,540

	Quarter Ended
					Trailing 12
					Months
	4/29/2018	7/29/2018	10/28/2018	1/27/2019	1/27/2019

Mattress Fabrics	$6,088	$2,790	$2,909	$3,208	$14,995
Upholstery Fabrics	2,181	2,527	2,722	3,799	11,229
Home Accessories	-	33	23	(311)	(255)
Unallocated Corporate	(1,805)	(1,259)	(1,913)	(1,628)	(6,605)
Subtotal	$6,464	$4,091	$3,741	$5,068	$19,364
Other non-recurring charges	-	-	(248)	(429)	(677)
Restructuring (expense) credit and related charges	-	(2,016)	791	(340)	(1,565)

Operating income	$6,464	$2,075	$4,284	$4,299	$17,122

% Over (Under)	-69.7%	29.6%	-7.0%	-218.4%	-79.3%